MANAGERS TRUST II

MANAGERS MID-CAP FUND

MANAGERS BALANCED FUND

MANAGERS FIXED INCOME FUND

MANAGERS HIGH YIELD FUND

Supplement dated March 16, 2007 to the

Prospectus dated May 1, 2006 (as supplemented July 7, 2006, August 14, 2006, September 18, 2006,

December 8, 2006, December 19, 2006 and December 22, 2006) and the

Statement of Additional Information dated May 1, 2006 (as supplemented August 14, 2006, September 18, 2006,

December 8, 2006, December 19, 2006 and December 22, 2006)

The following information supplements and supersedes any information to the contrary relating to Managers Mid-Cap Fund, Managers Balanced Fund, Managers Fixed Income Fund and Managers High Yield Fund (together, the “Funds”), each a series of Managers Trust II (the “Trust”), contained in the Funds’ Prospectus dated May 1, 2006 (as supplemented July 7, 2006, August 14, 2006, September 18, 2006, December 8, 2006, December 19, 2006 and December 22, 2006) and the Statement of Additional Information dated May 1, 2006 (as supplemented August 14, 2006, September 18, 2006, December 8, 2006, December 19, 2006 and December 22, 2006).

At a meeting held on February 26, 2007, shareholders of each of Managers Mid-Cap Fund and Managers Balanced Fund approved a new subadvisory agreement between Managers Investment Group LLC (“Managers”) and Chicago Equity Partners, LLC (“CEP”), which is an affiliate of Managers following the acquisition of a majority equity interest in CEP by Affiliated Managers Group, Inc., the parent company of Managers, on December 22, 2006.

Effective May 1, 2007, the name of the Managers Mid-Cap Fund will change to Managers AMG Chicago Equity Partners Mid-Cap Fund.

Effective May 1, 2007, the name of the Managers Balanced Fund will change to Managers AMG Chicago Equity Partners Balanced Fund.

Finally, effective May 1, 2007, the initial sales charge for Class A shares of Managers Fixed Income Fund and Managers High Yield Fund, which varies according to the amount you invest, will be changed to the amounts shown in the chart below.

Class A – Managers Fixed Income Fund and Managers High Yield Fund	your initial sales charge as a % of the share price is:	your initial sales charge as a % of the total you invested is:	the one- time dealer allowance as a % of share price is:
If the amount of your purchase is
Less than $100,000	4.25	4.44	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.25
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 or more	None	None	None	*

*	If you acquire or hold $1 million or more of Class A shares of a Fund or across the Managers Family of Funds, either as a lump sum or through the rights of accumulation or letter of intent programs, you can buy Class A shares without an initial sales charge. Unless you exchange Class A shares for Class A shares of another Fund, there is a 1.00% contingent deferred sales charge on any such shares not subject to an initial sales charge that you redeem or exchange within 18 months of purchase. The Distributor may make a payment to financial intermediaries with respect to such shares not subject to an initial sales charge. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE